Summary of debt ratio information (Details) ₨ in Thousands, $ in Thousands	Mar. 31, 2025 USD ($)	Mar. 31, 2025 INR (₨)	Mar. 31, 2024 USD ($)	Mar. 31, 2024 INR (₨)	Mar. 31, 2023 INR (₨)	Mar. 31, 2022 INR (₨)
IfrsStatementLineItems [Line Items]
Borrowings, carrying amount		₨ 545,864		₨ 638,192
Less : Cash and cash equivalents (Refer note 28)	$ (6,422)	(548,668)	$ (20,390)	(1,741,950)	₨ (503,601)	₨ (800,282)
Equity	63,252	5,403,693		5,388,473
Total equity	$ 92,529	7,904,834		7,760,272	₨ 719,319	₨ 892,241
Debt covenants [member]
IfrsStatementLineItems [Line Items]
Borrowings, carrying amount		784,013		853,934
Less : Cash and cash equivalents (Refer note 28)		(605,802)		(1,741,950)
Net debt		178,211		(888,016)
Equity		5,403,694		5,388,473
Total equity		₨ 5,403,694		₨ 5,388,473
Gearing ratio (Net debt / total equity + net debt)	3.19%	3.19%	(19.73%)	(19.73%)